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                                                                   EXHIBIT 10.19


                     RIGHT OF FIRST REFUSAL/OFFER AGREEMENT



         THIS RIGHT OF FIRST REFUSAL/OFFER AGREEMENT ("AGREEMENT") is made this _____ day of , 1998, by and among PRESIDIO GOLF TRUST, a Maryland real estate investment trust (the "REIT"), PRESIDIO GOLF LIMITED PARTNERSHIP, a Delaware limited partnership (the "OPERATING PARTNERSHIP") (either or both of the REIT and the Operating Partnership are sometimes defined herein as the "COMPANY"), and ARNOLD PALMER GOLF MANAGEMENT LLC, a Delaware limited liability company ("PALMER MANAGEMENT").

                                R E C I T A L S:

         A. The Operating Partnership owns and develops golf courses throughout the United States.

         B. The REIT is a self-administered real estate investment trust and the general partner of the Operating Partnership.

         C. Palmer Management is one of the limited partners of the Operating Partnership.

         D. Palmer Management desires to sell and grant to the Company, and the Company desires to purchase and acquire from Palmer Management, the rights of first refusal and rights of first offer more specifically set forth below, upon and subject to the terms and conditions hereinafter set forth.

                              A G R E E M E N T S:

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Palmer Management hereby agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         1.1 DEFINITIONS. As used herein, the following terms shall have the respective meanings indicated below:

             (a) ACQUISITION NOTICE. As defined in Section 2.1(a) of this Agreement.



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                  (b) AGREEMENT. This Right of First Refusal/Offer Agreement,
         including the Exhibits attached hereto which are incorporated herein and made a part hereof.

                  (c) APPROVED LESSEE.  As defined in Section 2.1(e).

                  (d) COMPANY. As defined in the introductory paragraph of this Agreement.

                  (e) CONTROLLED VENTURE. Any partnership, corporation, limited liability company or other entity hereafter established by Palmer Management (i) in which Palmer Management has a majority equity ownership interest, and (ii) which is under the management control of Palmer Management. For purposes of this definition, "management control" of a venture means the power, directly or indirectly, to direct or cause the direction of management and policies of such venture, whether through ownership of voting securities, by contract or otherwise.

                  (f) DENIGER. David B. Deniger, an individual.

                  (g) GOLF COURSE ACQUISITION PROPERTY. As defined in Section 2.1(a) of this Agreement.

                  (h) GOLF COURSE LEASE (ACQUISITIONS). As defined in Section 2.1(e) of this Agreement.

                  (i) GOLF COURSE LEASE (SALE). As defined in Section 3.1(d) of this Agreement.

                  (j) GOLF COURSE SALE PROPERTY. As defined in Section 3.1(a) of this Agreement.

                  (k) GROUND LEASE. Either (i) a lease with a term in excess of twenty-five (25) years in length, inclusive of extension option periods, (ii) a lease which is characterized as a "capital" lease under generally accepted accounting principles, or (iii) a lease which contains an option to purchase in favor of the lessee thereunder.

                  (l) HAWORTH. George T. Haworth, an individual.

                  (m) NANULA. Peter J. Nanula, an individual.

                  (n) OFFER PERIOD. Any period during the Term of this Agreement when any one of Nanula, Haworth, Deniger or any Principal of Olympus holds the position of both (1) an executive officer or trustee of the REIT and (2) an executive officer, director, member or management board member of Palmer Management.

                  (o) OLYMPUS. Olympus Real Estate Corporation.

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                  (p) OPERATING PARTNERSHIP. As defined in the introductory
         paragraph of this Agreement.

                  (q) OTHER OWNERS. As defined in Section 2.1(a) of this Agreement.

                  (r) PALMER MANAGEMENT. As defined in the introductory paragraph of this Agreement.

                  (s) PRINCIPAL. Any person holding the position of (i) chairman, (ii) trustee, (iii) general partner, (iv) director, (v) president, (vi) vice president in charge of a principal business unit, division or function, or (vii) any other officer who performs a policy making function.

                  (t) REIT. As defined in the introductory paragraph of this Agreement.

                  (u) RIGHT OF FIRST REFUSAL (ACQUISITIONS). As defined in
         Article 2 of this Agreement.

                  (v) RIGHT OF FIRST OFFER (SALES). As defined in Article 3 of this Agreement.

                  (w) TERM. The period commencing with the date hereof and continuing until the fifteenth (15th) anniversary of the date hereof.

                  (x) SALE NOTICE. As defined in Section 3.1(a) of this
         Agreement.

                                    ARTICLE 2

                           RIGHT OF FIRST REFUSAL WITH
                       RESPECT TO PROSPECTIVE ACQUISITIONS

         Palmer Management hereby irrevocably grants to the Company the exclusive right of first refusal ("RIGHT OF FIRST REFUSAL (ACQUISITIONS)") to purchase or participate in the purchase of any completed or substantially completed golf course property that Palmer Management or any Controlled Venture proposes to acquire, upon the terms and conditions hereinafter set forth in this
Article 2.

         2.1      RIGHT OF FIRST REFUSAL (ACQUISITIONS).

                  (a) During the Offer Period, at any and each time that Palmer Management reaches substantial agreement with a prospective seller respecting the basic business terms of a prospective acquisition (whether by Palmer Management individually or by a Controlled Venture) of a completed or substantially completed golf course ("GOLF COURSE ACQUISITION PROPERTY"), then Palmer Management shall promptly notify the Company of the same in



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         writing ("ACQUISITION NOTICE"). The Acquisition Notice shall set forth
         (i) the identity and location of the Golf Course Acquisition Property,
         (ii) the proposed closing date, (iii) the purchase price, (iv) if the proposed acquisition is to be made through a Controlled Venture, all of the material terms of said Controlled Venture governing the relationship between Palmer Management and all other non-affiliated equity owners (herein, the "OTHER OWNERS") in said venture, and (v) all other economic terms upon which Palmer Management (or the Controlled Venture, as applicable) is prepared to acquire such Golf Course Acquisition Property from the prospective seller. For purposes hereof, a transaction structured as a newly created Ground Lease of a Golf Course Acquisition Property, or a transaction structured as an acquisition of an existing Ground Lease of a Golf Course Acquisition Property, shall in each case be deemed an "acquisition" under this
         Article 2.

                  (b) Palmer Management agrees that during its negotiation of the basic business terms of a prospective acquisition of a Golf Course Acquisition Property, whether on its own behalf or on behalf of a Controlled Venture, if Palmer Management reasonably believes that such Golf Course Acquisition Property meets the then investment criteria of the Company, Palmer Management shall disclose to the prospective seller the existence of the Right of First Refusal (Acquisitions) described in this Article 2 and shall utilize good faith efforts to have the prospective seller agree that the Company may negotiate and/or acquire the Golf Course Acquisition Property in lieu of Palmer Management (or, in the case of a Controlled Venture, that the Company may be substituted, in lieu of Palmer Management, as the controlling equity owner in a comparable venture arrangement with the Other Owners, and that said venture may thereafter negotiate and/or acquire the Golf Course Acquisition Property in lieu of the Controlled Venture).

                  (c) The Company's Right of First Refusal (Acquisitions) shall be exercisable by written notice from the Company to Palmer Management given not more than ten (10) business days after its receipt of the Acquisition Notice, time being of the essence. If the Company so exercises its Right of First Refusal (Acquisitions) with respect to the Golf Course Acquisition Property specified in an Acquisition Notice, then (i) if the proposed acquisition was directly by Palmer Management, the Company shall thereafter have the right to negotiate the final terms of the acquisition directly with the prospective seller thereof and acquire the Golf Course Acquisition Property directly from same, and (ii) if the proposed acquisition was through a Controlled Venture,
         (A) Palmer Management shall cause the Other Owners to cooperate with the Company in forming a new joint venture between the Company and the Other Owners, upon the same terms as those governing the Controlled Venture (as identified in the Acquisition Notice delivered to the Company), and (B) the Company shall have the right to negotiate, on behalf of the newly formed venture, the final terms of the acquisition directly with the prospective seller and have the new venture acquire the Golf Course Acquisition Property directly from same, all pursuant to terms which are substantially similar to those contemplated by the Acquisition Notice, and in each case subject to the terms of Section 2.1(e) below. Subject to the provisions of the immediately following sentence, if the Company fails to notify Palmer Management, in writing, within


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         the prescribed ten (10) business day period that it has exercised its
         Right of First Refusal (Acquisitions) relative to the Golf Course Acquisition Property specified in an Acquisition Notice, the Company's rights under this Article 2 as to such Golf Course Acquisition Property shall terminate, and Palmer Management (or the Controlled Venture, as applicable) shall have no further obligations under this Article 2 with respect to such Golf Course Acquisition Property. If the Company fails to exercise its option rights under this Section 2.1 within the prescribed 10-business day period, and if thereafter during the Offer Period, Palmer Management substantially modifies the basic business terms of the prospective acquisition of a Golf Course Acquisition Property from those business terms which were theretofore set forth in the applicable Acquisition Notice, then Palmer Management shall thereafter deliver a new Acquisition Notice to the Company, and the Company shall thereafter again have a Right of First Refusal (Acquisitions) with respect to the acquisition of the Golf Course Acquisition Property specified in the new Acquisition Notice, all in accordance with the terms hereof. For purposes of the foregoing, it is understood that a purchase price which is less than ninety percent (90%) of the purchase price set forth in an Acquisition Notice shall be deemed a "substantial modification" of the basic terms of such Acquisition Notice.

                  (d) If the Company has validly exercised its right to negotiate for and acquire a Golf Course Acquisition Property specified in an Acquisition Notice and thereafter either (i) does not, either directly or through a new venture as described above, consummate the acquisition of such Golf Course Acquisition Property within one hundred twenty (120) days of the date of the applicable Acquisition Notice, (or such longer period for closing as was set forth in the applicable Acquisition Notice), or (ii) notifies Palmer Management of its intent not to acquire, either directly or through a new venture as described above, such Golf Course Acquisition Property, then Palmer Management (or the Controlled Venture, as applicable) shall thereafter have the right to acquire such Golf Course Acquisition Property free and clear of any rights of the Company in same.

                  (e) The Company hereby agrees that upon consummation of its acquisition of a Golf Course Acquisition Property specified in an Acquisition Notice, either directly or through a new venture as described above, it shall lease or sublease, as applicable ("GOLF COURSE LEASE (ACQUISITION)"), such Golf Course Acquisition Property to Palmer Management, or any wholly owned affiliate thereof or any other affiliate of Palmer Management as may be designated by Palmer Management and as may be reasonably acceptable to the Company (collectively, an "APPROVED LESSEE"), upon the following terms and conditions.

                  (i) The economic terms of such Golf Course Lease (Acquisition) shall conform with the terms listed on Exhibit A attached hereto and made a part hereof, and the balance of the Golf Course Lease (Acquisition) provisions shall be substantially similar to the provisions of that certain Lease dated concurrently


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                           herewith by and between the Operating Partnership, as
                           lessor, and APGM Lessee LLC, as lessee, a copy of which is attached hereto as Exhibit B.

                  (ii)     If the Company exercises its option under this
                           Article 2 with respect to a Golf Course Acquisition Property and if, within ten (10) business days following delivery of the date of such exercise, the Company and Palmer Management have failed to agree upon the economic terms of the applicable Golf Course Lease (Acquisition) within the parameters described in Exhibit A, then the Company shall continue to have the right to pursue the acquisition of said Golf Course Acquisition Property as provided in this
                           Article 2, either directly or through a new venture as described above, provided that the Company shall thereafter pay Palmer Management, at the closing of said acquisition, a finder's fee equal to the "Market Brokerage Fee Rate" (as defined in Section 2.1(e)(iii) below) multiplied by the gross acquisition price payable at closing for such Golf Course Acquisition Property.

                  (iii) As used in this Agreement, the term "Market Brokerage Fee Rate" shall mean the then market brokerage commission rate reasonably determined by Palmer Management to be the rate which, when multiplied by the gross acquisition price, establishes the market brokerage commissions for third party brokers in connection with the sale/purchase of golf course properties comparable to the Golf Course Acquisition Property (taking into consideration the quality and location of the applicable golf course and other comparable factors). Bona fide written proposals for brokerage services received by Palmer Management from third party brokers relative to the sale of comparable golf course properties may be used by Palmer Management as an indication of the Market Brokerage Fee Rate. If the Company disagrees with Palmer Management's determination of the Market Brokerage Fee Rate (which the Company must do, if at all, in writing setting forth the Company's determination of the Market Brokerage Fee Rate within five (5) business days after notice of Palmer Management's determination thereof) and if the parties cannot agree on the Market Brokerage Fee Rate within ten (10) business days thereafter, then such dispute shall be determined by arbitration as hereinafter provided. Palmer Management and the Company will each select an unaffiliated arbitrator who shall be a person that has been actively engaged in the brokerage industry relative to the sale of golf course properties for a period of not less than two (2) years immediately preceding his or her appointment. Palmer Management and the Company shall each simultaneously submit to the arbitrators a determination of Market Brokerage Fee Rate (if no submittal is made, the parties shall be deemed to have submitted their original determinations). The arbitrators shall be directed as promptly as possible to select from the two determinations submitted by Palmer Management and the Company the one that is closer to the Market

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                           Brokerage Fee Rate as determined by the arbitrators,
                           and said selection shall thereafter be deemed the Market Brokerage Fee Rate. If the two arbitrators so appointed fail to agree as to which of the two determinations submitted by Palmer Management and the Company is closest to the actual Market Brokerage Fee Rate, the two arbitrators shall appoint a third arbitrator, using the criteria described above, to decide upon which of the two determinations submitted is closest to the actual Market Brokerage Fee Rate. The out-of-pocket costs of the foregoing arbitration process shall be borne by the party whose Market Brokerage Fee Rate submittal was not selected. If no determination is made prior to the date of closing for the acquisition of said Golf Course Acquisition Property, then Palmer Management's determination shall be used until the arbitration is completed. If the Company's determination is later selected, Palmer Management shall refund any overpayments to the Company.

                                    ARTICLE 3

             RIGHT OF FIRST OFFER WITH RESPECT TO PROSPECTIVE SALES

         Palmer Management hereby irrevocably grants to the Company the exclusive right of first offer ("RIGHT OF FIRST OFFER (SALES)") to purchase any completed or substantially completed Golf Course Acquisition Property which is then owned by Palmer Management or any Controlled Venture, upon the terms and conditions hereinafter set forth in this Article 3.

         3.1      RIGHT OF FIRST OFFER (SALES).

                  (a) During the Offer Period, at any and each time that Palmer Management (including any Controlled Venture) desires to sell a completed or substantially completed golf course ("GOLF COURSE SALE PROPERTY") to a prospective third party purchaser thereof, then, prior to selling, or entering into a binding agreement to sell, such Golf Course Sale Property, Palmer Management shall notify the Company of the same in writing ("SALE NOTICE"). The Sale Notice shall set forth (i) the identity and location of the Golf Course Sale Property, (ii) the proposed closing date, (iii) the sale price, (iv) the lease-back terms (if applicable) and (v) all other economic terms upon which Palmer Management (or the applicable Controlled Venture) is prepared to sell such Golf Course Sale Property to the prospective purchaser. For purposes hereof, a newly created Ground Lease of a Golf Course Sale Property, or a transfer of an existing Ground Lease of a Golf Course Sale Property, shall in each case be deemed a "sale" under this Article 3.

                  (b) The Company's Right of First Offer (Sales) shall be exercisable by written notice from the Company to Palmer Management given not more than ten (10) business days after its receipt of the Sale Notice, time being of the essence. If the Company so exercises its Right of First Offer (Sales) with respect to the Golf Course Sale Property specified in a


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         Sale Notice, such Golf Course Sale Property shall be sold to the
         Company substantially as contemplated by the Sale Notice, with such additional terms relating to such sale transaction as are described in
         Section 3.1(c) below. Subject to the provisions of the immediately following two sentences, if the Company fails to notify Palmer Management, in writing, within the prescribed ten (10) business day period that it intends to acquire the Golf Course Sale Property specified in a Sale Notice, the Company's rights under this Article 3 as to such Golf Course Sale Property shall terminate, and Palmer Management (or the Controlled Venture, as applicable) shall have no further obligations under this Article 3 with respect to such Golf Course Sale Property. In the event Palmer Management (or the applicable Controlled Venture) fails to close on the sale of the Golf Course Sale Property specified in a Sale Notice to any third party purchaser thereof within one hundred fifty (150) days of the date of the applicable Sale Notice (as such period may be extended, if Palmer Management is then under contract to sell such Golf Course Sale Property to a third party purchaser, which extension shall continue until the termination of such contract or the closing of the sale thereunder, whichever first occurs), then the Company shall thereafter again have a Right of First Offer (Sales) with respect to the Golf Course Sale Property specified in the Sale Notice, all in accordance with the terms hereof. Further, if during the Offer Period, Palmer Management (or the applicable Controlled Venture) substantially modifies the basic business terms of a prospective sale of a Golf Course Sale Property from those business terms which were theretofore set forth in a Sale Notice, then in such case, prior to Palmer Management (or the applicable Controlled Venture) selling or entering into a binding agreement to sell the Golf Course Sale Property upon such modified terms, Palmer Management shall deliver a new Sale Notice to the Company reflecting the modified business terms, and the Company shall thereafter again have a Right of First Offer (Sales) with respect to the sale of the Golf Course Sale Property specified in the new Sale Notice, all in accordance with the terms hereof. For purposes of the foregoing, it is understood that (1) a purchase price which is less than ninety percent (90%) of the purchase price set forth in a Sale Notice, or (2) if applicable, fixed rentals which when discounted to present value at a seven percent (7%) discount factor, are greater than one hundred ten percent (110%) of the fixed rentals set forth in any lease-back provisions of a Sale Notice (as likewise discounted to present value) shall, in each case, be deemed a "substantial modification" of the basic business terms set forth in the Sale Notice.

                  (c) If the Company has validly exercised its right to acquire a Golf Course Sale Property specified in a Sale Notice, then within fifteen (15) business days after the request by either party, Palmer Management (or the applicable Controlled Venture) and the Company shall enter into a written agreement confirming the terms, conditions and provisions applicable to the sale of the Golf Course Sale Property specified in the Sale Notice. Such written agreement shall contain substantially identical terms as those specified in the applicable Sale Notice and shall be otherwise substantially similar to that certain Contribution Agreement heretofore entered into by and between Palmer Management, as seller, and the Operating Partnership (formerly known as APGM Limited Partnership), as buyer, a copy of which is attached hereto as Exhibit C.

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                  (d) If lease-back provisions are included as part of the terms set forth in a Sale Notice, and if the Company has exercised its option under this Section 3.1, then the Company hereby agrees that upon consummation of its acquisition of a Golf Course Sale Property specified in a Sale Notice, it shall lease or sublease, as applicable ("GOLF COURSE LEASE (SALE)"), such Golf Course Sale Property to Palmer Management or any other Approved Lessee designated by Palmer
         Management. The economic terms of such Golf Course Lease (Sale) shall conform with the terms set forth in the Sale Notice and the balance of the Golf Course Lease (Sale) provisions shall be substantially similar to the provisions set forth in the Lease attached hereto as Exhibit B.

                                    ARTICLE 4

                            MISCELLANEOUS PROVISIONS

         4.1 FURTHER ASSURANCES. Each party to this Agreement agrees that at any time and from time to time after the date hereof it will, at its own sole cost and expense, immediately following the reasonable request of any other party hereto, promptly execute, acknowledge (if necessary) and deliver or cause to be promptly executed, acknowledged (if necessary) and delivered, such agreements, certificates, statements, instruments, documents and directions, and promptly take, or promptly cause to be taken, such other and further steps and actions, in either case as may be required by law or as reasonably shall be deemed necessary by such other party in order to more fully effect, evidence or carry out the intent and purpose of this Agreement or as shall be essential to satisfy the requirements of governmental agencies in order to carry out the intent of this Agreement.

         4.2 WAIVER. Except as otherwise may be expressly provided to the contrary herein: (a) no failure to exercise or delay in exercising by any party hereto of any right or remedy consequent upon a breach, and no failure to insist upon or delay in insisting upon the strict performance, of any provision of this Agreement shall constitute or operate as a waiver thereof or of any other right or remedy or of any other provision hereof or of any subsequent breach of the same or any other provision hereof, and such party shall retain all rights and remedies provided for herein or now or hereafter existing at law or in equity with respect to the same or any subsequent act or omission which constitutes such breach or nonperformance; and (b) no partial exercise of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy provided for herein or now or hereafter existing at law, in equity or otherwise. A waiver in one or more instances of any provision hereof or breach thereof shall apply to the particular instance and at the particular time only, and no such waiver shall be deemed a continuing waiver. No provision of this Agreement to be performed or complied with by any party, and no breach thereof, shall be waived, altered or terminated except by a written instrument executed by the other parties hereto. No course of dealing between the parties shall operate as a waiver of any of their respective rights, powers or privileges under this Agreement.

         4.3 TIME PERIODS. All time periods provided for herein shall refer to calendar days; provided, however, that if the time of the performance of any obligation under this Agreement expires

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on a Saturday, Sunday or legal holiday, the time for performance shall be extended to the next succeeding day which is not a Saturday, Sunday or legal holiday. As used herein, "business day" shall mean any day (other than a day which is a Saturday, Sunday or legal holiday in the State of California or the State of Texas) on which banks are open for business in San Francisco, California and Dallas, Texas.

         4.4 CAPTIONS. The captions of sections herein are inserted only for convenience and are in no way to be construed as a part of this Agreement or as a limitation of the scope of the particular sections to which they refer.

         4.5 TIME. Time shall be of the essence in all things pertaining to the performance of this Agreement.

         4.6 ATTORNEYS' FEES. In the event any party hereto finds it necessary to employ legal counsel or to commence litigation or other proceedings against any other party hereto with respect to or on account of this Agreement, the prevailing party shall be entitled to recover from the non-pre vailing party all fees, charges, out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by the prevailing party in connection with actual or contemplated enforcement of its rights and remedies hereunder (which costs, expenses, fees and charges shall be included in the amount of any judgment rendered).

         4.7 AUTHORITY. The parties hereto each warrant and represent that they have the power and authority to enter into this Agreement in the names, titles, and capacities herein stated and on behalf of any entities, persons, estates or firms represented or purported to be represented by such parties, and that all formal requirements necessary or required by any municipal, state and federal rules, regulations, orders, decrees, ordinances and laws in order for them to enter into this Agreement have been fully satisfied.

         4.8 SUCCESSORS AND ASSIGNS. Subject to the provisions of Section 4.12 hereof, the terms and provisions of this Agreement shall be binding upon and inure to, extend to, and be for the benefit of the assigns, successors and legal representatives of the parties hereto.

         4.9 ENTIRE AGREEMENT. This instrument shall represent the entire agreement between the parties with respect to the rights of first refusal referenced herein and it may not be changed except by written amendment duly executed by all of the parties hereto.

         4.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument. This Agreement shall become binding upon the parties hereto when one or more counterparts hereof, individually or taken together, shall bear the signatures of all parties hereto.

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         4.11 NOTICES. Any notice, demand or other communication which any party may desire or may be required to give to any other party shall be in writing and shall be deemed given (i) if and when personally delivered, (ii) on the first
(1st) business day after being sent by a nationally recognized overnight courier addressed to a party at its address set forth below, or (iii) on the second
(2nd) business day after being deposited in United States registered or certified mail, postage prepaid, addressed to a party at its address set forth below, or to such other address as the party to receive such notice may have designated to all other parties by notice in accordance herewith:


        If to the REIT and/or the Operating   Presidio Golf Trust
        Partnership, to:                      Building106, Montgomery Street
                                              Presidio Main Post, P.O. Box 29355
                                              San Francisco, California 94128
                                              Attention:        President
                                              Facsimile:        415/561-4680

If to Palmer Management, to:                  Arnold Palmer Golf Management LLC
                                              Building106, Montgomery Street
                                              Presidio Main Post, P.O. Box 29355
                                              San Francisco, California 94128
                                              Attention:        President
                                              Facsimile:        415/561-4680

         4.12 ASSIGNMENT. No party hereto shall have the right to assign this Agreement, or any interest herein, to any other person or entity, without first having obtained the prior written consent of each of the other parties hereto (which consent may be withheld at such other parties' sole and exclusive discretion).

         4.13 GOVERNING LAW. This Agreement shall be governed by the laws of the State of ______________.


         4.14     EXCULPATION.

                  (A) COMPANY. ANY OBLIGATION OR LIABILITY WHATSOEVER OF THE COMPANY WHICH MAY ARISE AT ANY TIME UNDER THIS AGREEMENT OR ANY OBLIGATION OR LIABILITY WHICH MAY BE INCURRED BY IT PURSUANT TO ANY OTHER INSTRUMENT, TRANSACTION OR UNDERTAKING CONTEMPLATED HEREBY SHALL BE SATISFIED, IF AT ALL, OUT OF THE COMPANY'S ASSETS ONLY. NO SUCH OBLIGATION OR LIABILITY SHALL BE PERSONALLY BINDING UPON, NOR SHALL RESORT FOR THE ENFORCEMENT THEREOF BE HAD TO, THE PROPERTY OF ANY OF ITS LIMITED PARTNERS, SHAREHOLDERS, TRUSTEES, OFFICERS, EMPLOYEES OR AGENTS (SOLELY AS A RESULT OF THEIR STATUS AS


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         LIMITED PARTNERS, SHAREHOLDERS, TRUSTEES, OFFICERS, EMPLOYEES OR
         AGENTS), REGARDLESS OF WHETHER SUCH OBLIGATION OR LIABILITY IS IN THE NATURE OF CONTRACT, TORT OR OTHERWISE.

                  (B) PALMER MANAGEMENT. ANY OBLIGATION OR LIABILITY WHATSOEVER OF PALMER MANAGEMENT WHICH MAY ARISE AT ANY TIME UNDER THIS AGREEMENT OR ANY OBLIGATION OR LIABILITY WHICH MAY BE INCURRED BY IT PURSUANT TO ANY OTHER INSTRUMENT, TRANSACTION OR UNDERTAKING CONTEMPLATED HEREBY SHALL BE SATISFIED, IF AT ALL, OUT OF PALMER MANAGEMENT'S ASSETS ONLY. NO SUCH OBLIGATION OR LIABILITY SHALL BE PERSONALLY BINDING UPON, NOR SHALL RESORT FOR THE ENFORCEMENT THEREOF BE HAD TO, THE PROPERTY OF ANY OF ITS MEMBERS, MANAGERS, OFFICERS, EMPLOYEES OR AGENTS (SOLELY AS A RESULT OF THEIR STATUS AS MEMBERS, MANAGERS, OFFICERS, EMPLOYEES OR AGENTS), REGARDLESS OF WHETHER SUCH OBLIGATION OR LIABILITY IS IN THE NATURE OF CONTRACT, TORT OR OTHERWISE.


                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                   REIT:

                                   PRESIDIO GOLF TRUST, a Maryland Real Estate
                                   Investment Trust


                                   By: ____________________________________
                                       Name:_______________________________
                                       Its:________________________________


                                   OPERATING PARTNERSHIP:

                                   PRESIDIO GOLF LIMITED PARTNERSHIP, a
                                   Delaware limited partnership

                                   By:     PRESIDIO GOLF TRUST, a Maryland Real
                                           Estate Investment Trust, as
                                           general partner

                                   By:____________________________________
                                      Name:_______________________________
                                      Its:________________________________


                                   PALMER MANAGEMENT:

                                   ARNOLD PALMER GOLF MANAGEMENT
                                   LLC, a Delaware limited liability company


                                   By:____________________________________
                                      Name:_______________________________
                                      Its:________________________________

                                    EXHIBIT A

                ECONOMIC TERMS OF GOLF COURSE LEASE (ACQUISITION)



1.       Term: 15 years plus five 5-year renewal option periods.

2.       Initial Base Rent: Between 9% and 10% of acquisition price.

3.       Baseline Golf Course and Other Revenues: To be mutually agreed upon

4.       Security Deposit: 12 months initial base rent.

                                    EXHIBIT B

                         GOLF COURSE LEASE (ACQUISITION)
                          AND GOLF COURSE LEASE (SALE)


                                   [Attached]

                                    EXHIBIT C

                             CONTRIBUTION AGREEMENT


                                   [Attached]

                                       C-1